Income Taxes	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

As of March 31, 2015, the Company had net operating loss carry forwards of approximately $7,220,443 that may be available to reduce future years’ taxable income in varying amounts through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the years ended March 31, 2015 and 2014:

	2015	2014
Federal income tax benefit attributable to:
Current operations	$1,405,416	$1,021,679
Less: valuation allowance	(1,405,416)	(1,021,679)
Net provision for Federal income taxes	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of March 31, 2015 and 2014:

	March 31, 2015	March 31, 2014
Deferred tax asset attributable to:
Net operating loss carryover	$2,454,951	$1,049,535
Less: valuation allowance	(2,454,951)	(1,049,535)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $7,220,443 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.